MONEY MARKET                                      [Delaware Investments(R) LOGO]
                                             A member of Lincoln Financial Group

Prospectus AUGUST 28, 2006

           DELAWARE TAX-FREE MONEY FUND
           CLASS A o CONSULTANT CLASS

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
           APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
           UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

FUND PROFILE                                                              page 2
Delaware Tax-Free Money Fund                                                   2

HOW WE MANAGE THE FUND                                                    page 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Fund                                             8
Disclosure of portfolio holdings information                                   8

WHO MANAGES THE FUND                                                      page 9
Investment manager                                                             9
Who's who?                                                                    10

ABOUT YOUR ACCOUNT                                                       page 11
Investing in the Fund                                                         11
Payments to Intermediaries                                                    11
How to buy shares                                                             12
Fair valuation                                                                13
Document delivery                                                             13
How to redeem shares                                                          14
Account minimums                                                              15
Special services                                                              16
Frequent trading of Fund shares                                               17
Dividends, distributions and taxes                                            17
Certain management considerations                                             19

FINANCIAL HIGHLIGHTS                                                     page 20

GLOSSARY                                                                 page 22

ADDITIONAL INFORMATION                                                   page 25

Profile: Delaware Tax-Free Money Fund

WHAT IS THE FUND'S GOAL?

     Delaware Tax-Free Money Fund seeks a high level of current income, exempt from federal income tax, while preserving principal and maintaining liquidity. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

     o    Investors with short-term financial goals who seek current income.

     o Investors in higher tax brackets who want income exempt from federal income taxes.

     o Investors who do not want an investment whose value may fluctuate over the short term.

     o Investors seeking a short-term, relatively safe investment to complement more long-term investments in their portfolio.

WHO should not INVEST IN THE FUND

     o    Investors with long-term financial goals.

     o    Investors seeking relatively high current income.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Delaware Tax-Free Money Fund invests primarily in short-term municipal money market securities.

Delaware Tax-Free Money Fund is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 calendar days (approximately 13 months).

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Delaware Tax-Free Money Fund will be affected primarily by declines in interest rates that would reduce the income provided by the Fund. The Fund may invest up to 20% of its net assets in taxable securities, including securities that are subject to the federal alternative minimum tax. If the Fund does so, any income from those securities may be subject to federal income taxes.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE TAX-FREE MONEY FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of Class A and Consultant Class shares for the one-year, five-year and ten-year periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The Fund's returns reflect contractual expense caps. The returns would be lower without the contractual expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

1996   1997   1998   1999   2000   2001   2002   2003   2004   2005
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
2.75%  2.91%  2.50%  2.37%  3.17%  1.76%  0.45%  0.35%  0.65%  1.70%

As of June 30, 2006, the Fund's Class A shares had a calendar year-to-date return of 1.29%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 0.83% for the quarter ended June 30, 2000 and its lowest quarterly return was 0.06% for the quarter ended March 31, 2003.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                              1 YEAR   5 YEARS   10 YEARS
                                              ------   -------   --------
Class A return before taxes                    1.70%     0.98%     1.86%
Class A return after taxes on distributions    1.55%     0.95%     1.84%
Class A return after taxes on distributions
   and sale of Fund shares                     1.55%     0.95%     1.84%
Consultant Class return before taxes           1.70%     0.98%     1.85%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for the Fund's Consultant Class may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

Investors interested in obtaining the 7-day yield for either class may call 800 523-1918.

WHAT ARE THE FUND'S FEES AND EXPENSES?                            CLASS                                       A     CONSULTANT
                                                                  --------------------------------------   ------   ----------
YOU DO NOT PAY SALES CHARGES directly from your investment when   Maximum sales charge (load) imposed on
you buy or sell shares of the Fund.                                  purchases as a percentage of
                                                                     offering price                          none       none
                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                    none       none
                                                                  Redemption fees                            none       none
                                                                  Exchange fees(2)                           none       none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's       Management fees                            0.45%      0.45%
assets.                                                           Distribution and service (12b-1) fees      none       0.30%(2)
                                                                  Other expenses (3)                         0.42%      0.42%
                                                                  Total annual fund operating expenses       0.87%      1.17%
                                                                  Fees waivers and payments (4)             (0.15%)    (0.15%)
                                                                  Net expenses                               0.72%      1.02%

                                                                  CLASS                                       A     CONSULTANT
                                                                  --------------------------------------   ------   ----------
THIS EXAMPLE is intended to help you compare the cost of          1 year                                   $   74     $  104
investing in the Fund to the cost of investing in other mutual
funds with similar investment objectives. We show the             3 years                                  $  263     $  357
cumulative amount of Fund expenses on a hypothetical investment
of $10,000 with an annual 5% return over the time shown.(5)       5 years                                  $  468     $  629
This example reflects the net operating expenses with expense
waivers for the one year contractual period (excluding the        10 years                                 $1,059     $1,407
waivers of the 12b-1 plan described in footnote (2) and the
total operating expenses without expense waivers for years two through ten. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Consultant Class shares are subject to a 12b-1-distribution plan; however the Board of Trustees of the Fund suspended 12b-1 plan payments effective June 1, 1990. This waiver may be discontinued at any time, subject to prior approval by the Board of Trustees.

(3) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders meeting and issue a proxy statement during the upcoming fiscal year.

(4) The Manager has contracted to waive fees and pay expenses through August 31, 2007 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses, and certain insurance costs) from exceeding 0.72% of average daily net assets. The fees and expenses shown in the table above do not reflect the 12b-1 fee waiver noted in footnote 2. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the current 12b-1 fee waiver.

                                                                  CLASS                                             CONSULTANT
                                                                  --------------------------------------            ----------
ANNUAL FUND OPERATING EXPENSES including 12b-1 waiver in effect   Management fees                                       0.45%
for Consultant Class shares.                                      Distribution and service (12b-1)
                                                                     fees(2)                                            0.30%

                                                                  Other expenses(3)                                     0.42%

                                                                  Total annual fund operating expenses                  1.17%
                                                                  Fees waivers and payments(4)                         (0.45%)
                                                                  Net expenses                                          0.72%

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here

How we manage the Fund

OUR INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund's assets in municipal money market securities issued by states, U.S. territories and possessions, and the District of Columbia, as well as their political subdivisions and other entities. We may hold the following types of securities: municipal bonds and notes, tax-free commercial paper, short-term tax-free notes, construction loan notes, project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes and pre-refunded obligations. Generally, interest from these securities is fully exempt from federal income tax. The Fund may also invest in U.S. government securities and other taxable securities to a limited extent. Income from these is not exempt from federal income tax. We may also hold a portion of the Fund's assets in variable or floating rate demand notes. Please see "The securities we typically invest in" for further information.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

CREDIT QUALITY

When we purchase a security, the security or its issuer must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations. (If a security is rated by only one agency, it must receive one of the two highest ratings from that agency.) We may invest in securities that have not been rated, if we determine that the security's credit quality is comparable to one of the two highest rating categories. We will not invest more than 5% of the Fund's assets in securities rated in the second highest category.

AVERAGE MATURITY

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Fund's average maturity up to an average of 90 days based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the securities in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

THE SECURITIES WE TYPICALLY INVEST IN

               SECURITIES                             HOW WE USE THEM
----------------------------------------   -------------------------------------
GENERAL OBLIGATION BONDS: Municipal        We may invest in general obligation
bonds on which the payment of principal    bonds rated in one of the two highest
and interest is secured by the issuer's    rating categories, with a remaining
pledge of its full faith, credit and       maturity of 397 days or less.
taxing power.

REVENUE BONDS: Municipal bonds on which    We may invest in revenue obligation
principal and interest payments are made   bonds rated in one of the two highest
from revenues derived from a particular    rating categories, with a remaining
facility or class of facilities.           maturity of 397 days or less.

PRIVATE ACTIVITY OR PRIVATE PLACEMENT      We may invest up to 20% of the Fund's
BONDS: Municipal bond issues whose         assets in bonds whose income is
proceeds are used to finance certain       subject to the federal alternative
non-government activities, including       minimum tax. This means that a
some types of industrial revenue bonds     portion of the Fund's distributions
such as privately-owned sports and         could be subject to the federal
convention facilities. The Tax Reform      alternative minimum tax that applies
Act of 1986 subjects interest income       to certain taxpayers.
from these bonds to the federal
alternative minimum tax and makes the      We may invest in private activity or
tax-exempt status of certain bonds         private placement bonds rated in one
dependent on the issuer's compliance       of the two highest rating categories,
with specific requirements after the       with a remaining maturity of 397 days
bonds are issued.                          or less.

                                           The 20% limit applies to the combined
                                           holdings of taxable securities and
                                           securities subject to the federal
                                           alternative minimum tax.

ANTICIPATION NOTES: Short-term municipal   We may invest without limit in
obligations to be repaid from an           anticipation notes rated in one of
anticipated income source such as tax      the two highest rating categories,
payments, revenue from a facility or       with a remaining maturity of 397 days
money from an upcoming bond issue.         or less.

VARIABLE AND FLOATING RATE DEMAND NOTES:   We may invest in variable and
Securities whose interest rate is tied     floating rate demand notes that meet
to a money market rate, usually the        the Fund's quality standards. In most
Prime Rate, and therefore changes each     cases, these will be municipal
time the base rate changes.                securities. We may invest in variable
                                           and floating rate demand notes with a
                                           maturity longer than 397 days if the
These securities may be backed by a        security has a demand feature that
letter of credit or other guarantee.       allows us to tender it back to the
                                           issuer prior to stated maturity. If a
                                           security is guaranteed by another
                                           entity, we will generally consider
                                           the rating of that entity when
                                           evaluating that security.

                                           Please see the Fund's Statement of
                                           Additional Information (SAI) for
                                           further explanation of demand
                                           features.

TAX-FREE COMMERCIAL PAPER: Short-term      We may invest without limit in
debt obligations with maturities ranging   tax-free commercial paper that meets
from 1 to 270 days issued by companies.    the Fund's quality and maturity
                                           standards.

               SECURITIES                             HOW WE USE THEM
----------------------------------------   -------------------------------------
TAXABLE SECURITIES: May include            We may invest up to 20% of the Fund's
commercial paper, corporate notes,         assets in issues that are not exempt
certificates of deposit and obligations    from federal income tax.
of the U.S. government, its agencies or
instrumentalities, asset-backed            The 20% limit applies to the combined
securities, when-issued securities and     holdings of taxable securities and
repurchase agreements.                     securities subject to the federal
                                           alternative minimum tax.

REPURCHASE AGREEMENTS: An agreement        We may use repurchase agreements as a
between a buyer of securities, such as     short-term investment for the Fund's
the Fund, and a seller of securities in    cash position. In order to enter into
which the seller agrees to buy the         these repurchase agreements, the Fund
securities back within a specified time    must have collateral of at least 102%
at the same price the buyer paid for       of the repurchase price. The Fund
them, plus an amount equal to an agreed    will only enter into repurchase
upon interest rate. Repurchase             agreements in which the collateral is
agreements are often viewed as             comprised of U.S. government
equivalent to cash.                        securities.

                                           Earnings on repurchase agreements are
                                           not tax-exempt and are subject to the
                                           20% limit on taxable securities and
                                           securities subject to the federal
                                           alternative minimum tax.

RESTRICTED SECURITIES: Privately placed    We may invest in privately placed
securities whose resale is restricted      securities including those that are
under U.S. securities laws.                eligible for resale only among
                                           certain institutional buyers without
                                           registration which are commonly known
                                           as "Rule 144A Securities."

                                           We may invest up to 20% of the Fund's
                                           assets in issues that are not exempt
                                           from federal income tax.

                                           The 20% limit applies to the combined
                                           holdings of taxable securities and
                                           securities subject to the federal
                                           alternative minimum tax.

                                           Restricted securities that are
                                           determined to be illiquid may not
                                           exceed the Fund's 10% limit on
                                           illiquid securities.

ILLIQUID SECURITIES: Securities that do    We may invest up to 10% of the Fund's
not have a ready market, and cannot be     total assets in illiquid securities.
easily sold within seven days at
approximately the price that the Fund
has valued them.

PURCHASING SECURITIES ON A WHEN-ISSUED BASIS The Fund may buy or sell securities on a when-issued basis; that is, paying for securities before delivery and taking delivery up to 45 days later. Between the purchase of the securities and our receipt of them, the securities do not pay interest, but the market value may fluctuate, potentially affecting the Fund's net asset value. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of 5% of the value of its net assets.

THE RISKS OF INVESTING IN THE    Investing in any mutual fund involves risk,
FUND                             including the risk that you may receive little
                                 or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks and consider the Fund in light of your overall investment plan. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

                 RISKS                         HOW WE STRIVE TO MANAGE THEM
---------------------------------------   --------------------------------------
INTEREST RATE RISK is the risk that       Because the Fund invests exclusively
securities will decrease in value if      in short-term securities, interest
interest rates rise. The risk is          rate changes are not a major risk to
greater for bonds with longer             the value of its portfolio. However, a
maturities than for those with shorter    decline in interest rates would reduce
maturities.                               the level of income provided by the
                                          Fund.

INFLATION RISK is the risk that the       The Fund is designed for short-term
return from your investments will be      investment goals and therefore may not
less than the increase in the cost of     outpace inflation over longer time
living due to inflation, thus             periods. For this reason, the Fund is
preventing you from reaching your         not recommended as a primary
financial goals.                          investment for people with long-term
                                          goals.

CREDIT RISK is the risk that there is a   We limit our investments to high
possibility that a bond's issuer (or an   quality short-term securities that we
entity that insures the bond) will be     consider to have minimal credit risks,
unable to make timely payments of         typically those rated in the two
interest and principal.                   highest categories by a nationally
                                          recognized statistical rating
                                          organization. All investments must
                                          also meet the maturity, quality and
                                          diversification standards that apply
                                          to tax-exempt money market funds.
                                          Therefore, the Fund's investments are
                                          generally not subject to significant
                                          credit risk.

                                          We also maintain a diversified
                                          portfolio. We may not invest more than
                                          25% of the Fund's assets in
                                          governmental subdivisions located in
                                          any one state, territory or U.S.
                                          possession. (We may invest up to 25%
                                          of the Fund's assets in short-term
                                          tax-exempt project notes guaranteed by
                                          the U.S. government, regardless of the
                                          location of the issuing municipality.)
                                          Our goal is to minimize the effect
                                          that any one security may have on the
                                          Fund's performance and share price.

COUNTERPARTY RISK is the risk that the    We try to minimize this risk by
Fund may lose money because a party       considering the creditworthiness of
that we contract with to buy or sell      all parties before we enter into
securities fails to fulfill its side of   transactions with them. The Fund will
the agreement.                            hold collateral from counterparties
                                          consistent with applicable
                                          regulations.

DISCLOSURE OF PORTFOLIO          A description of the Fund's policies and
HOLDINGS INFORMATION             procedures with respect to the disclosure of
                                 the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

INVESTMENT MANAGER               The Fund is managed by Delaware Management
                                 Company (the "Manager"), a series of Delaware
                                 Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings,
                                 Inc. The Manager makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee of 0.35% of average daily net assets during the last fiscal year, after giving effect to waivers by the Manager.

                                 A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's semiannual report to shareholders for the period ended October 31, 2005.

Who's who?   This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments(R)
             Funds.

                                            -----------------
                                           |BOARD OF TRUSTEES|
                                            -----------------
                                                       |
 ---------------------------                           |                   ------------------------
|    INVESTMENT MANAGER     |                       --------              |        CUSTODIAN       |
|Delaware Management Company|----------------------|THE FUND|-------------|   JPMorgan Chase Bank  |
|    2005 Market Street     |                       --------              |4 Chase Metrotech Center|
|Philadelphia, PA 19103-7094|                       |      |              |   Brooklyn, NY 11245   |
 ---------------------------                        |      |               ------------------------
               |          ---------------------------      |
               |         |        DISTRIBUTOR        |     |
 ------------------      |Delaware Distributors, L.P.|    ------------------------------
|PORTFOLIO MANAGERS|     |    2005 Market Street     |   |         SERVICE AGENT        |
 ------------------      |Philadelphia, PA 19103-7094|   |Delaware Service Company, Inc.|
                          ---------------------------    |      2005 Market Street      |
                                         |               |  Philadelphia, PA 19103-7094 |
                                         |                ------------------------------
                  ------------------------------------     |
                 |  FINANCIAL INTERMEDIARY WHOLESALER |    |
                 |Lincoln Financial Distributors, Inc.|    |
                 |         2001 Market Street         |    |
                 |     Philadelphia, PA 19103-7055    |    |
                  ------------------------------------     |
                                                |          |
                                                |          |
                                            ------------------
                                           |FINANCIAL ADVISORS|
                                            ------------------
                                                    |
                                                    |
                                                ------------
                                               |SHAREHOLDERS|
                                                ------------


BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund's investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the U.S. Securities and Exchange Commission (the "SEC") that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the Fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUND            You can choose between two share classes for
                                 the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CLASS A                          CLASS A SHARES

                                 o Class A shares are available for purchase at net asset value.

                                 o    Class A shares do not have an up-front
                                      sales charge.

                                 o    Class A shares are not subject to 12b-1
                                      fees.

                                 o    Class A shares are not subject to a
                                      contingent deferred sales charge.

CONSULTANT CLASS SHARES          o    Consultant Class shares may be purchased
                                      through financial advisors, including
                                      brokers, financial institutions and other entities that have a dealer agreement with the Fund's distributor or a service agreement with the Fund.

                                 o    Consultant Class shares do not have an
                                      up-front sales charge.

                                 o The Consultant Class shares are subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets; however, the Board of Trustees has suspended the 12b-1 fee. Prior to suspension, the 12b-1 fee was set at 0.25% of average daily net assets. The 12b-1 fee is typically used to compensate your financial advisor for the ongoing guidance and service he or she provides to you.

                                 o Consultant Class shares are not subject to a contingent deferred sales charge.

PAYMENTS TO INTERMEDIARIES       The Distributor, Lincoln Financial
                                 Distributors, Inc. and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries ("Financial
                                 Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with "shelf space" or a higher profile with the Financial Intermediary's consultants, sales persons and customers ("distribution assistance"). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Distributor may pay or allow its affiliates to pay other promotional incentives or payments to Financial
                                 Intermediaries.

                                 If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosures provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or the price of the Fund's shares.

                                 For more information, please see the Fund's
                                 SAI.

HOW TO BUY SHARES                [GRAPHIC]   THROUGH YOUR FINANCIAL ADVISOR

                                             Your financial advisor can handle
                                             all the details of purchasing
                                             shares, including opening an
                                             account. Your financial advisor may
                                             charge a separate fee for this
                                             service.

                                 [GRAPHIC]   BY MAIL

                                             Complete an investment slip and
                                             mail it with your check, made
                                             payable to the fund and class of
                                             shares you wish to purchase, to
                                             Delaware Investments, P.O. Box
                                             219656, Kansas City, MO 64121-9656.
                                             If you are making an initial
                                             purchase by mail, you must include
                                             a completed investment application
                                             (or an appropriate retirement plan
                                             application if you are opening a
                                             retirement account) with your
                                             check.

                                 [GRAPHIC]   BY WIRE

                                             Ask your bank to wire the amount
                                             you want to invest to Bank of New
                                             York, ABA #021000018, Bank Account
                                             number 8900403748. Include your
                                             account number and the name of the
                                             fund and class of shares in which
                                             you want to invest. If you are
                                             making an initial purchase by wire,
                                             you must first call us at 800
                                             523-1918 so we can assign you an
                                             account number.

                                 [GRAPHIC]   BY EXCHANGE

                                             You may exchange all or part of
                                             your investment in one or more
                                             Delaware Investments(R) Funds for
                                             shares of other Delaware
                                             Investments(R) Funds. Please keep
                                             in mind, however, that under most
                                             circumstances you are allowed to
                                             exchange only between like classes
                                             of shares of a Delaware
                                             Investments(R) Fund other than the
                                             Fund. To open an account by
                                             exchange, call the Shareholder
                                             Service Center at 800 523-1918.

                                 [GRAPHIC]   THROUGH AUTOMATED SHAREHOLDER
                                             SERVICES

                                             You may purchase or exchange shares
                                             through Delaphone, our automated
                                             telephone service, or through our
                                             Web site,
                                             www.delawareinvestments.com. For
                                             more information about how to sign
                                             up for these services, call our
                                             Shareholder Service Center at 800
                                             523-1918.

                                 Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25.

FAIR VALUATION                   The Fund is offered for purchase, redemption
                                 and exchange at a stable price of $1.00 per share on each business day that the Fund is open. The Fund is generally open on each business day that the New York Stock Exchange
                                 (NYSE) is open (Business Day). We strive to manage the value of the Fund's securities to stabilize the Fund's net asset value (NAV) at $1.00 per share. Although we make every effort to maintain a stable price and NAV, there is no assurance that we will always be able to do so.
                                 We determine the Fund's NAV by calculating the value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. We normally value the Fund's portfolio securities at amortized cost.

                                 The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next Business Day's price. We reserve the right to reject any purchase order.

DOCUMENT DELIVERY                If you have an account in the same Delaware
                                 Investments(R) Fund as another member of your household, we are sending your household one copy of the Fund's prospectus and annual and semiannual reports unless you opt otherwise.
                                 This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request

HOW TO REDEEM SHARES             [GRAPHIC]   THROUGH YOUR FINANCIAL ADVISOR

                                             Your financial advisor can handle
                                             all the details of redeeming your
                                             shares (selling them back to the
                                             Fund). Your financial advisor may
                                             charge a separate fee for this
                                             service.

                                 [GRAPHIC]   BY MAIL

                                             You may redeem your shares by mail
                                             by writing to: Delaware
                                             Investments, P.O. Box 219656,
                                             Kansas City, MO 64121-9656. All
                                             owners of the account must sign the
                                             request, and for redemptions of
                                             more than $100,000, you must
                                             include a signature guarantee for
                                             each owner. Signature guarantees
                                             are also required when redemption
                                             proceeds are going to an address
                                             other than the address of record on
                                             the account.

                                 [GRAPHIC]   BY TELEPHONE

                                             You may redeem up to $100,000 of
                                             your shares by telephone. You may
                                             have the proceeds sent to you by
                                             check, or, if you redeem at least
                                             $1,000 of shares, you may have the
                                             proceeds sent directly to your bank
                                             by wire. Bank information must be
                                             on file before you request a wire
                                             redemption.

                                 [GRAPHIC]   BY WIRE

                                             You may redeem $1,000 or more of
                                             your shares and have the proceeds
                                             deposited directly to your bank
                                             account, normally the next Business
                                             Day after we receive your request.
                                             If you request a wire deposit, a
                                             bank wire fee may be deducted from
                                             your proceeds. Bank information
                                             must be on file before you request
                                             a wire redemption.

                                 [GRAPHIC]   THROUGH AUTOMATED SHAREHOLDER
                                             SERVICES

                                             You may redeem shares through
                                             Delaphone, our automated telephone
                                             service, or through our Web site,
                                             www.delawareinvestments.com. For
                                             more information about how to sign
                                             up for these services, call our
                                             Shareholder Service Center at 800
                                             523-1918.

                                 [GRAPHIC]   THROUGH CHECKWRITING

                                             You may redeem shares by writing
                                             checks of $500 or more. Checks must
                                             be signed by all owners of the
                                             account unless you indicate
                                             otherwise on your Investment
                                             Application. Also, because
                                             dividends are declared daily, you
                                             may not close your account by
                                             writing a check. When you write
                                             checks you are subject to bank
                                             regulations and may be subject to a
                                             charge if the check amount exceeds
                                             the value of your account.

                                 If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

                                 When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally
                                 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV as next determined on the next
                                 Business Day. We will send you a check,
                                 normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUMS                 If you redeem shares and your account balance
                                 falls below the Fund's required account minimum
                                 of $1,000 ($250 for Uniform Gifts to Minors Act
                                 and Uniform Transfers to Minors Act accounts or
                                 accounts with automatic investing plans) for
                                 three or more consecutive months, you will have
                                 until the end of the current calendar quarter
                                 to raise the balance to the minimum. If your
                                 account is not at the minimum by the required
                                 time, you will be charged a $9 fee for that
                                 quarter and each quarter after that until your
                                 account reaches the minimum balance. If your
                                 account does not reach the minimum balance, the
                                 Fund may redeem your account after 60 days'
                                 written notice to you.

SPECIAL SERVICES                 To help make investing with us as easy as
                                 possible, and to help you build your
                                 investments, we offer the following special
                                 services.

                                 AUTOMATIC INVESTING PLAN   The Automatic Investing Plan allows you
                                                            to make regular monthly or quarterly
                                                            investments directly from your checking
                                                            account.

                                 DIRECT DEPOSIT             With Direct Deposit you can make
                                                            additional investments through payroll
                                                            deductions, recurring government or
                                                            private payments such as Social Security
                                                            or direct transfers from your bank
                                                            account.

                                 ELECTRONIC DELIVERY        With Delaware eDelivery, you can receive
                                                            your fund documents electronically
                                                            instead of via U.S. mail. When you sign
                                                            up for eDelivery, you can access your
                                                            account statements, shareholder reports,
                                                            and other fund materials online, in a
                                                            secure internet environment, at any
                                                            time, from anywhere.

                                 ONLINE ACCOUNT ACCESS      Account access is a password protected
                                                            area of the Delaware Investments(R) Web
                                                            site that gives you access to your
                                                            account information and allows you to
                                                            perform transactions in a secure
                                                            internet environment.

                                 WEALTH BUILDER OPTION      With the Wealth Builder Option you can
                                                            arrange automatic monthly exchanges
                                                            between your shares in one or more
                                                            Delaware Investments(R) Funds. Wealth
                                                            Builder exchanges are subject to the
                                                            same rules as regular exchanges (see
                                                            below) and require a minimum monthly
                                                            exchange of $100 per fund.

                                 DIVIDEND REINVESTMENT      Through our Dividend Reinvestment Plan,
                                 PLAN                       you can have your distributions
                                                            reinvested in your account or the same
                                                            share class in another Delaware
                                                            Investments(R) Fund. The shares that you
                                                            purchase through the Dividend
                                                            Reinvestment Plan are not subject to a
                                                            front-end sales charge or to a
                                                            contingent deferred sales charge. You
                                                            may not reinvest distributions in Class
                                                            B or Class C shares of Delaware
                                                            Investments(R) funds.

                                 EXCHANGES                  You may generally exchange all or part
                                                            of your shares for shares of the same
                                                            class in another Delaware Investments(R)
                                                            Fund. If you exchange shares to a fund
                                                            that has a sales charge you will pay any
                                                            applicable sales charges on your new
                                                            shares. You don't pay sales charges on
                                                            shares that are acquired through the
                                                            reinvestment of dividends. You may have
                                                            to pay taxes on your exchange. When you
                                                            exchange shares, you are purchasing
                                                            shares in another fund so you should be
                                                            sure to get a copy of the fund's
                                                            prospectus and read it carefully before
                                                            buying shares through an exchange. We
                                                            may refuse the purchase side of any
                                                            exchange request, if, in the Manager's
                                                            judgment, the Fund would be unable to
                                                            invest effectively in accordance with
                                                            its investment objectives and policies
                                                            or would otherwise potentially be
                                                            adversely affected. Generally, you may
                                                            not exchange between different classes
                                                            of shares; however, you may exchange
                                                            between the Consultant Class and Class A
                                                            of any Delaware Investments(R) Funds.

                                 EXCHANGES                  In certain circumstances, Class A shares
                                 (continued)                of funds, other than the Fund, may be
                                                            subject to a contingent deferred sales
                                                            charge for up to two years after
                                                            purchase. This would occur if the fund
                                                            normally had a front-end sales charge,
                                                            but the shares were purchased without
                                                            paying a sales charge and a financial
                                                            advisor was paid a commission on the
                                                            purchase. If you purchase Class A shares
                                                            of another fund in this manner, you may
                                                            exchange them for shares of the Fund's
                                                            Class A or Consultant Class. You will
                                                            not have to pay the contingent deferred
                                                            sales charge at the time of the
                                                            exchange. However, you may have to pay
                                                            the contingent deferred sales if you
                                                            later redeem your shares of the Fund's
                                                            Class A or Consultant Class or if you
                                                            exchange them for shares of another fund
                                                            and then redeem those shares. The time
                                                            that you are invested in the Fund will
                                                            count toward the fulfillment of the
                                                            two-year holding period.

                                 MONEYLINE(SM) ON DEMAND    Through our MoneyLine(SM) On Demand
                                 SERVICE                    Service, you or your financial advisor
                                                            may transfer money between your Fund
                                                            account and your predesignated bank
                                                            account by telephone request. MoneyLine
                                                            has a minimum transfer of $25 and a
                                                            maximum transfer of $50,000. Delaware
                                                            Investments does not charge a fee for
                                                            this service; however, your bank may
                                                            assess one.

                                 MONEYLINE DIRECT DEPOSIT   Through our MoneyLine Direct Deposit
                                 SERVICE                    Service you can have $25 or more in
                                                            dividends and distributions deposited
                                                            directly to your bank account. Delaware
                                                            Investments does not charge a fee for
                                                            this service; however, your bank may
                                                            assess one.

                                 SYSTEMATIC WITHDRAWAL      Through our Systematic Withdrawal Plan,
                                 PLAN                       you can arrange a regular monthly or
                                                            quarterly payment from your account made
                                                            to you or someone you designate. If the
                                                            value of your account is $5,000 or more,
                                                            you can make withdrawals of at least $25
                                                            monthly, or $75 quarterly. You may also
                                                            have your withdrawals deposited directly
                                                            to your bank account through our
                                                            MoneyLine Direct Deposit Service.

FREQUENT TRADING OF FUND         The Board of Trustees of the Trust has not
SHARES                           adopted on behalf of the Fund policies and
                                 procedures regarding frequent trading of Fund shares in light of the short-term nature and high liquidity of the securities in the Fund's portfolio. The Fund reserves the right to refuse a purchase order if management of the Fund determines that the purchase may not be in the best interests of the Fund.

DIVIDENDS, DISTRIBUTIONS AND     Dividends and Distributions. The Fund has
TAXES                            elected to be treated as a regulated investment
                                 company under Subchapter M of the Internal
                                 Revenue Code. As such, the Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income are declared daily and paid monthly. Short-term capital gains may be paid with the daily dividend or distributed annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

DIVIDENDS, DISTRIBUTIONS AND     Annual Statements. Every January, you will
TAXES (continued)                receive a statement that shows the tax status
                                 of distributions you received the previous year. The Tax Increase Prevention and
                                 Reconciliation Act of 2005, signed into law on May 17, 2006, requires that tax-exempt interest income be reported on an information return in the same manner as taxable interest.
                                 Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year.
                                 Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

                                 Tax consequences. Fund dividends will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. The Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. No part of any such ordinary income dividends will be qualified dividend income eligible for taxation by individuals at reduced rates.

                                 Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

                                 Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax and under the income tax provisions of several states.

                                 Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

                                 Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund.

                                 Sale or Redemption. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

                                 Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

                                 Other. Distributions of ordinary income, capital gain, and gain from the sale of your Fund shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax and are subject to special U.S. tax certification requirements.

                                 THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS
                                 AND TAXES" IS NOT INTENDED OR WRITTEN TO BE
                                 USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX
                                 SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR
                                 TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT               MANAGER OF MANAGERS STRUCTURE
CONSIDERATIONS
                                 At a shareholder meeting held on March 23, 2005
                                 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit the Manager to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers
                                 Structure"). While the Manager does not
                                 currently expect to use the Manager of Managers
                                 Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund's
                                 Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

                                 The ability to implement the Manager of
                                 Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the SEC or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

                                 The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change the Manager's responsibilities to the Fund, including the Manager's responsibility for all advisory services furnished by a sub-advisor.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                           CLASS A
                                                       -----------------------------------------------
                                                                                                 Year
                                                                                                ended
Delaware Tax-Free Money Fund                           4/30/06   4/30/05   4/30/04   4/30/03   4/30/02
----------------------------------------------------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.021     0.009     0.004     0.004     0.011
                                                       -------   -------   -------   -------   -------
Total from investment operations                         0.021     0.009     0.004     0.004     0.011
                                                       -------   -------   -------   -------   -------
LESS DIVIDENDS:
Net investment income                                   (0.021)   (0.009)   (0.004)   (0.004)   (0.011)
                                                       -------   -------   -------   -------   -------
Total dividends                                         (0.021)   (0.009)   (0.004)   (0.004)   (0.011)
                                                       -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                                                       =======   =======   =======   =======   =======
TOTAL RETURN(1)                                           2.07%     0.94%     0.41%     0.41%     1.07%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $23,397   $26,314   $21,443   $20,196   $24,106
Ratio of expenses to average net assets                   0.78%     0.72%     0.79%     1.00%     1.15%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        0.88%     0.85%     0.96%     1.00%     1.15%
Ratio of net investment income to average net assets      2.06%     0.92%     0.37%     0.45%     1.07%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             1.96%     0.79%     0.20%     0.45%     1.07%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE        NET INVESTMENT
FINANCIAL HIGHLIGHTS   INCOME            NET ASSET VALUE (NAV)            TOTAL RETURN                    NET ASSETS
--------------------   ---------------   ------------------------------   -----------------------------   -------------------
                       Net investment    This is the value of a mutual    This represents the rate that   Net assets
                       income includes   fund share, calculated by        an investor would have earned   represent the total
                       dividend and      dividing the net assets by the   or lost on an investment in a   value of all the
                       interest income   number of shares outstanding.    fund. In calculating this       assets in a fund's
                       earned from a                                      figure for the financial        portfolio, minus
                       fund's                                             highlights table, we include    any liabilities,
                       investments; it                                    applicable fee waivers and      that are
                       is after                                           assume the shareholder          attributable to
                       expenses have                                      has reinvested all dividends.   that class of a
                       been deducted.                                                                     fund.

                CONSULTANT CLASS
-----------------------------------------------
                                          Year
                                         ended
4/30/06   4/30/05   4/30/04   4/30/03   4/30/02
-------   -------   -------   -------   -------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

  0.021     0.009     0.004     0.004     0.011
-------   -------   -------   -------   -------
  0.021     0.009     0.004     0.004     0.011
-------   -------   -------   -------   -------

 (0.021)   (0.009)   (0.004)   (0.004)   (0.011)
-------   -------   -------   -------   -------
 (0.021)   (0.009)   (0.004)   (0.004)   (0.011)
-------   -------   -------   -------   -------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
=======   =======   =======   =======   =======
   2.07%     0.94%     0.41%     0.41%     1.07%

$   568   $   606   $   696   $   764   $  1,968
   0.78%     0.72%     0.79%     1.00%     1.15%

   0.88%     0.85%     0.96%     1.00%     1.15%
   2.06%     0.92%     0.37%     0.45%     1.07%


   1.96%     0.79%     0.20%     0.45%     1.07%

RATIO OF EXPENSES TO AVERAGE NET    RATIO OF NET INVESTMENT INCOME
ASSETS                              TO AVERAGE NET ASSETS
---------------------------------   ------------------------------
The expense ratio is the            We determine this ratio by
percentage of net assets that a     dividing net investment income
fund pays annually for operating    by average net assets.
expenses and management fees.
These expenses include accounting
and administration expenses,
services for shareholders, and
similar expenses.

Glossary

HOW TO USE THIS GLOSSARY         This glossary includes definitions of
                                 investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

                                 AMORTIZED COST

                                 Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

                                 APPRECIATION

                                 An increase in the value of an investment.

                                 AVERAGE MATURITY

                                 An average of when the individual bonds and other debt securities held in a portfolio will mature.

                                 BOND

                                 A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

                                 BOND RATINGS

                                 Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

                                 CAPITAL

                                 The amount of money you invest.

                                 CAPITAL GAINS DISTRIBUTIONS

                                 Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term or long-term gains.

                                 COMMISSION

                                 The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

                                 COMPOUNDING

                                 Earnings on an investment's previous earnings.

                                 CONSUMER PRICE INDEX (CPI)

                                 Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

                                 CONTINGENT DEFERRED SALES CHARGE (CDSC)

                                 Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years. An alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

                                 CORPORATE BOND

                                 A debt security issued by a corporation. See
                                 Bond.

                                 COST BASIS

                                 The original purchase price of an investment, used in determining capital gains and losses.

                                 DEPRECIATION

                                 A decline in an investment's value

                                 DIVERSIFICATION

                                 The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

                                 DIVIDEND DISTRIBUTION

                                 Payments to mutual fund shareholders of
                                 dividends passed along from the fund's
                                 portfolio of securities.

                                 DURATION

                                 A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change.

                                 EXPENSE RATIO

                                 A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

                                 FINANCIAL ADVISOR

                                 Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

                                 FIXED-INCOME SECURITIES

                                 With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

                                 GOVERNMENT SECURITIES

                                 Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

                                 INFLATION

                                 The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index
                                 (CPI).

                                 INVESTMENT GOAL

                                 The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

                                 LIQUIDITY

                                 The ease with which an investment can be converted into cash without a significant loss of principal. Money market funds are considered to be highly liquid.

                                 MANAGEMENT FEE

                                 The amount paid by a mutual fund to the
                                 investment manager for management services, expressed as an annual percentage of the fund's average daily net assets.

                                 MARKET CAPITALIZATION

                                 The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

                                 MATURITY

                                 The length of time until a bond issuer must repay the underlying loan principal to bondholders.

                                 NASD

                                 The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

                                 NATIONALLY RECOGNIZED STATISTICAL RATINGS
                                 ORGANIZATION (NRSRO)

                                 A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of the McGraw-Hill Companies, Inc. (S&P) and Fitch, Inc. (Fitch).

                                 NET ASSETS

                                 The total value of all the assets in a fund's portfolio, less any liabilities.

                                 NET ASSET VALUE (NAV)

                                 The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

                                 PREFERRED STOCK

                                 Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

                                 PRINCIPAL

                                 Amount of money you invest (also called
                                 capital). Also refers to a bond's original face value, due to be repaid at maturity.

                                 PROSPECTUS

                                 The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

                                 REDEEM

                                 To cash in your shares by selling them back to the mutual fund.

                                 RISK

                                 Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

                                 SALES CHARGE

                                 A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

                                 SEC (SECURITIES AND EXCHANGE COMMISSION)

                                 Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

                                 SHARE CLASSES

                                 Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

                                 SIGNATURE GUARANTEE

                                 Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

                                 STANDARD DEVIATION

                                 A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

                                 STATEMENT OF ADDITIONAL INFORMATION (SAI)

                                 A document that provides more information about a fund's organization, management, investments, policies and risks.

                                 STOCK

                                 An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

                                 TOTAL RETURN

                                 An investment performance measurement,
                                 expressed as a percentage, based on the
                                 combined earnings from dividends, capital gains and change in price over a given period.

                                 UNIFORM GIFTS TO MINORS ACT AND UNIFORM
                                 TRANSFERS TO MINORS ACT

                                 Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

                                 VOLATILITY

                                 The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Additional information

                                 ADDITIONAL INFORMATION ABOUT THE FUND'S
                                 INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The
                                 Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www. delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

                                 You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 551-8090.

[Delaware Investments(R) LOGO]
A member of Lincoln Financial Group

Contact information

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o    For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts, including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE TAX-FREE MONEY FUND SYMBOLS

                     CUSIP     Nasdaq
                   ---------   ------
Class A            245911102   DTFXX
Consultant Class   245911201    N/A

Investment Company Act file number: 811-03120

PR-006 [4/06] CGI 9/06                                      MF-06-08-015 PO11202